Exhibit 99.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

This Fifth Amendment to Credit Agreement (this “Amendment”) is entered into between INDEPENDENT BANK, as lender, and STARBOARD RESOURCES, INC, as borrower, and is dated July 31, 2015. Terms defined in the Credit Agreement between such lender and such borrower dated June 27, 2013 (as amended, the “Credit Agreement”), are used herein as therein defined, unless otherwise defined herein or the context otherwise requires.

RECITALS:

WHEREAS, the Borrower is selling a portion of its Oil and Gas Properties in Logan and Kingfisher Counties, Oklahoma, to Remora Petroleum, LP (the “Buyer”) pursuant to a letter of intent dated June 24, 2015 (the “LOI”);

WHEREAS, the Purchase Price (as defined in the LOI and herein so called) is $7,200,000;

WHEREAS, the amount of $6,889,390.47 of the Purchase Price (the “Transferred Amount”) is to be delivered to the Lender by wire transfer in consideration of the Lender’s agreement to deliver a release of the liens held by the Lender on the Property described in the LOI;

WHEREAS, the Borrower has requested that it not be required to apply the entirety of the Purchase Price proceeds to the Obligations;

WHEREAS, the Lender is willing to amend the Credit Agreement under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.Definitions. The following definitions are hereby added to Section 1.1 of the Credit

Agreement as follows:

“Buyer” has the meaning given such term in the Recitals to the Fifth Amendment to Credit Agreement.

“Control Account” means a restricted account at and in the name of Independent Bank containing the $2,000,000 referred to in paragraph 7(ii) of the Fifth Amendment to Credit Agreement.

“Fifth Amendment to Credit Agreement” means the Fifth Amendment to Credit Agreement dated July 31, 2015, between the Lender and the Borrower, amending the Credit Agreement.

“LOI” has the meaning given such term in the Recitals to the Fifth Amendment to Credit Agreement.

“Option Fee” has the meaning given such term in the LOI.

“Transferred Amount” has the meaning give such term in the Recitals to the Fifth Amendment to Credit Agreement.

2. Restated Definitions. The following definitions located in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties as follows:

“Borrowing Base” means the amount most recently determined and designated by the Lender as the Borrowing Base in accordance with Section 2.8.1, as such Borrowing Base is reduced in accordance with Section 2.8.2 or other provisions hereof. The Borrowing Base under Section 2.8.1 is $21,000,000 and will automatically be reduced by $4,000,000 upon receipt by the Lender of the Transferred Amount. Notwithstanding when the Transferred Amount is received by the Lender, the monthly Borrowing Base reduction scheduled for August 1, 2015 will occur.

“Expiration Date” means the earlier to occur of (i) November 1, 2015, or (ii) the occurrence of an Event of Default not specifically addressed in Section 8.5.

3. The Lender hereby consents to the sale of Oil and Gas Properties contemplated by the LOI, but subject to the receipt of the Transferred Amount and the other conditions hereof.

4. Section 8.5 of the Credit Agreement is hereby amended and restated as follows:

“8.5          Suspension. Notwithstanding the forgoing provisions of this Article VIII, the Lender hereby suspends its right to exercise its remedies until after December 31, 2015 for an Event of Default caused solely by a violation of the provisions of Section 7.15 of the Credit Agreement to the extent such violation results from the recognition of approximately $300,000 of revenue in fiscal year 2013 rather than 2014 as required by Borrower’s independent accounting firm of KPMG. Furthermore, Lender hereby suspends its right to exercise its remedies prior to the Expiration Date for an Event of Default caused solely by the occurrence of a Borrowing Base Deficiency unless the Lender is prevented from applying the $2,000,000 in the Control Account to any Borrowing Base Deficiency as contemplated in Section 7.23.”

5. Limitations on Extensions of Credit. Notwithstanding contrary provisions in the Credit Agreement (as amended hereby) or the other Loan Documents, the Lender’s obligation to extend Loans or letters of credit or renewals or extensions of Letters of Credit under the Credit Agreement (as amended hereby) shall be, and is hereby, suspended during the Investment and Drilling Period and thereafter until a redetermination of the Borrowing Base has occurred and any Borrowing Base Deficiency existing as a result of such Borrowing Base redetermination has been paid in full.

6. Upon receipt by the Lender of the Transferred Amount from the Buyer, the Lender shall promptly execute and deliver to the Buyer a release of the Properties described in Exhibit A to the LOI.

7. The Lender shall promptly apply the Transferred Amount as follows:

(i) $4,000,000 of such proceeds shall be applied to the principal of the Note;

(ii) $2,000,000 of such proceeds shall be deposited in the Control Account;

(iii) $2,500 of such proceeds shall be applied in accordance with Section 2.6.6 of the Credit Agreement if the processing fee has not previously been paid;

(iv)

(iv) to the payment of the legal fees and expenses of the Lender’s counsel owed and estimated to become owing in connection with the Fourth Amendment to Credit Agreement and the Fifth Amendment to Credit Agreement; and

(v) the amount remaining after application in accordance with clauses (i), (ii), (iii) and (iv) above shall be placed in the Borrower’s account with the Lender.

8.	A new Section 7.23 is hereby added to the Credit Agreement a follows: “7.23 Use of Funds from Sale; Report.

(a) The Lender shall apply funds in the Control Account to any Borrowing Base Deficiency which exists at the first determination of the Borrowing Base completed after September 1, 2015.

(b) Any funds remaining in such Control Account following the application referred to in clause (a) above, may be either returned to the Borrower or applied to the Obligations in the Lender’s sole discretion.

(c) The Borrower shall cause any funds received by the Borrower under clause (v) of paragraph 7 of the Fifth Amendment to Credit Agreement to be utilized within 5 Business Days of the Borrower’s obtaining control of such funds to pay third-party accounts payable of the Borrower.

(d) The Borrower shall cause any funds received by the Borrower as a consequence of the Option Fee to be utilized within 5 Business Days of the Borrower’s obtaining control of such funds to pay third-party accounts payable of the Borrower.

(e) The Borrower shall cause any funds received by the Borrower under clause (b) above, to commence to be utilized within 5 Business Days of the Borrower’s obtaining control of such funds to pay third-party accounts payable of the Borrower.

(f) In connection with the foregoing, the Borrower shall deliver to the Lender on each Monday occurring hereafter (until all of such funds described in clauses (c), (d) and (e) of this Section 7.23 have been utilized as required by this Section 7.23 and are so reported to the Lender) a report, certified by the Chief Executive Officer of the Borrower, detailing all payments of accounts payable.”

9.          Clause (i) of Section 8.1.2 of the Credit Agreement is amended and restated as follows:

“8.1.2                (i) the Borrower shall fail to observe or perform any covenant or agreement contained in Sections 7.1, 7.2.3, 7.6.2, 7.6.4, 7.7, 7.8, 7.9, 7.15, 7.21, 7.22 or 7.23.”

10.          The effectiveness of the agreements of the Lender set forth herein is subject to the satisfaction of each of the following conditions:

(a) Payments. The Lender shall have received concurrently with the closing of this Amendment, a processing fee in the amount of $2,500 pursuant to Section 2.6.6 of the Credit Agreement.

(b) Loan Documents and Other Deliverables. The Borrower shall have executed, or caused to be executed by the appropriate Person, and delivered to the Lender the following documents:

 (i)           this Fifth Amendment to Credit Agreement.

11. Further Assurances. The Borrower agrees to execute and deliver or cause the appropriate Person to execute and deliver such certificates, mortgages, amendments to mortgages and other security instruments as the Lender may from time to time reasonably request to reflect the terms of this Amendment.

12. Benefit of Conditions. All of the conditions in this Amendment and the Credit Agreement are solely for the benefit of the Lender, and no Person other than the Lender may rely thereon or insist on compliance therewith.

13. Ratification. The Borrower hereby ratifies the Obligations and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the other Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of the Lender created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained therein.

14. Representations and Warranties. The Borrower hereby represents and warrants to the Lender that (a) this Amendment has been duly executed and delivered on behalf of the Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms and (c) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower.

15. Conditions to Effectiveness. This Amendment shall be effective upon the later of (a) the execution by all parties of this Amendment and the receipt thereof by the Lender and (b) the execution of a first amendment to the Second Lien Intercreditor Agreement by all parties to such agreement in form and substance satisfactory to the Lender and receipt thereof by the Lender.

16. RELEASE OF CLAIMS. The Borrower for itself, its successors and assigns and all those at interest therewith including, without limitation, each Guarantor (collectively, the “Releasing Parties”), jointly and severally, hereby voluntarily and forever, RELEASE, DISCHARGE AND ACQUIT the Lender and its officers, directors, shareholders, employees, agents, successors, assigns, representatives, affiliates and insurers (sometimes referred to below collectively as the “Released Parties”) and all those at interest therewith of and from any and all claims, causes of action, liabilities, damages, costs (including, without limitation, attorneys’ fees and all costs of court or other proceedings), and losses of every kind or nature at this time known or unknown, direct or indirect, fixed or contingent, which the Releasing Parties, have or hereafter may have arising out of any act, occurrence, transaction, or omission occurring from the beginning of time to the date of execution of this Amendment if related to the Note or the other Loan Documents (the “Released Claims”), except that (i) the future duties and obligations of the Lender under the Loan Documents and the rights of the Borrower to its funds on deposit with the Lender shall not be included in the term Released Claims and (ii) the right of the Borrower to require the correction of manifest accounting errors and similar administrative errors shall not be included in the term Released Claims. IT IS THE EXPRESS INTENT OF THE RELEASING PARTIES THAT THE RELEASED CLAIMS SHALL INCLUDE ANY CLAIMS OR CAUSES OF ACTION ARISING FROM OR ATTRIBUTABLE TO THE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE RELEASED PARTIES.

17. Counterparts. For the convenience of the parties, this Amendment may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf’) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Amendment.

18. Effect. This Amendment is one of the Loan Documents. Except as amended hereby, the Credit Agreement shall remain unchanged and in full force and effect, and the Borrower hereby ratifies the terms of the Credit Agreement (as amended hereby), including, without limitation, the provisions of Sections 9.7 and 9.8 thereof.

    19.          ENTIRE AGREEMENT. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

IN WITNESS WHEREOF, this Amendment is deemed executed effective as of the date first above written.

BORROWER:

STARBOARD RESOURCES, INC.

By:

Name: Michael J. Pawelek
Title: Chief Executive Officer

LENDER:

INDEPENDENT BANK

By:

Name: Miles Matter
Title: Vice President

Each Guarantor acknowledges and approves the foregoing Amendment, confirms that its Guaranty is in full force and effect and agrees to the release of claims in paragraph 16 of the foregoing Amendment.

GUARANTORS:

IMPETRO RESOURCES, LLC

By:
Name: Michael J. Pawelek
Title: President and Chief Executive Officer

IMPETRO OPERATING, LLC
By:
Name: Michael J. Pawelek
Title: Chief Executive Officer